FOURTH QUARTER AND FY 2018 FINANCIAL RESULTS JANUARY 29, 2019 | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

This presentation contains forward-looking statements concerning Advanced Micro Devices, Inc. (AMD) such as AMD’s strategy and focus; AMD’s ability to achieve its long-term financial model; the features, functionality, availability, timing and expected benefits of AMD future products, including AMD’s next generation “Rome” server processor; AMD’s financial outlook for the first quarter of 2019 and fiscal 2019, including revenue, non- GAAP gross margin, licensing gain, non-GAAP operating expenses as a percentage of revenue, non-GAAP interest expense, taxes and other, taxes and diluted share count; and the expected drivers of the first quarter of 2019 revenue, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are commonly identified by words such as "would," "may," "expects," "believes," "plans," "intends," "projects" and other terms with similar meaning. Investors are cautioned that the forward-looking statements in this document are based on current beliefs, assumptions and expectations, speak only as of the date of this document and involve risks and uncertainties that could cause actual results to differ materially from current expectations. Such statements are subject to certain known and unknown risks and uncertainties, many of which are difficult to predict and generally beyond AMD's control, that could cause actual results and other future events to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Material factors that could cause actual results to differ materially from current expectations include, without limitation, the following: Intel Corporation’s dominance of the microprocessor market and its aggressive business practices; the ability of GLOBALFOUNDRIES Inc. to satisfy AMD’s manufacturing requirements; the ability of third party manufacturers to manufacture AMD products on a timely basis in sufficient quantities and using competitive technologies; the ability of third party manufacturers to achieve expected manufacturing yields; AMD’s ability to introduce products on a timely basis with features and performance levels that provide value to its customers; AMD’s ability to generate sufficient revenue and operating cash flow or obtain external financing; the loss of a significant customer; AMD’s ability to generate revenue from its semi-custom SoC products; actual or perceived security vulnerabilities of AMD’s products; potential data breaches and cyber-attacks; quarterly and seasonal sales patterns that may affect AMD’s business; global economic uncertainty; AMD’s ability to generate sufficient cash to service its debt obligations or meet its working capital requirements; AMD’s large amount of indebtedness; restrictions imposed by agreements governing AMD’s debt and its secured revolving line of credit; the competitive nature of the markets in which AMD’s products are sold; political, legal and economic risks and natural disasters; the dilutive effect on shareholders if West Coast Hitech L.P. exercises its warrants to purchase AMD’s common stock, and the conversion of AMD’s 2.125% Convertible Senior Notes due 2026; uncertainties involving the ordering and shipment of AMD’s products; fluctuations in demand or a market decline for AMD’s products; AMD’s reliance on third-party intellectual property to design and introduce new products in a timely manner; AMD’s reliance on third-party companies for the design, manufacture and supply of motherboards, software and other computer platform components; AMD’s reliance on Microsoft Corporation’s support and other software vendors; AMD’s reliance on third-party distributors and AIB partners; future impairments of goodwill and technology license purchases; AMD’s ability to continue to attract and retain qualified personnel; AMD’s ability to repurchase its debt in the event of a change of control; the highly cyclical nature of the semiconductor industry; future acquisitions, divestitures and/or joint ventures that may disrupt AMD’s business; modification or interruption of internal business processes and information systems; availability of essential equipment, materials or manufacturing processes to manufacture AMD’s products; compatibility of AMD’s products with industry-standard software and hardware; costs related to defective products; the efficiency of AMD’s supply chain; AMD’s ability to rely on third parties’ certain supply-chain logistics functions, product distribution, transportation management and information technology support services; stock price volatility; worldwide political conditions; unfavorable currency exchange rate fluctuations; AMD’s ability to effectively control the sales of its products on the gray market; AMD’s ability to protect its technology or intellectual property; current and future litigation; potential tax liabilities; and environmental laws, conflict minerals-related provisions, the Consumer Protection Act, and other laws or regulations that could result in additional costs and liabilities. Investors are urged to review in detail the risks and uncertainties in AMD's Securities and Exchange Commission filings, including but not limited to AMD's Quarterly Report on Form 10-Q for the year ending September 29, 2018. NON-GAAP FINANCIAL MEASURES In this presentation, in addition to GAAP financial results, AMD has provided non-GAAP financial measures including non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share, free cash flow, and Adjusted EBITDA. AMD is providing these financial measures because it believes this non-GAAP presentation makes it easier for investors to compare its operating results for current and historical periods and also because AMD believes it assists investors in comparing AMD’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance and for the other reasons described in the footnotes to the selected data tables at the end of AMD’s earnings press release. The non-GAAP financial measures disclosed in this presentation should be viewed in addition to and not as a substitute for or superior to AMD’s reported results prepared in accordance with GAAP and should be read only in conjunction with AMD’s Consolidated Financial Statements prepared in accordance with GAAP. These non-GAAP financial measures referenced are reconciled to their most directly comparable GAAP financial measures in the Appendices at the end of this presentation. | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

HIGH-PERFORMANCE GREAT AMBITIOUS FOCUSED TECHNOLOGIES PRODUCTS GOALS EXECUTION | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

OUR STRATEGY AND FOCUS GRAPHICS COMPUTE SOLUTIONS Gaming Compute Virtual & Client Infrastructure Semi- Vertical Partnerships & AI Augmented Systems & Cloud Custom Platforms Reality | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

FINANCIAL ACCOMPLISHMENTS FY 2018(1) ▪ 23% annual revenue growth, up more than $1.2 billion to $6.48 billion Annual Revenue ($M) ▪ 2nd straight year of double digit revenue growth, share gains and improved profits +23% ▪ Gross margin expansion driven by RyzenTM, EPYCTM and RadeonTM products $6,475 ▪ Highest profitability in 7 years $5,253 ▪ Operating income: $451 million, up $324 million Non-GAAP operating income: $633 million, up $409 million ▪ Net income: $337 million, up $370 million Non-GAAP net income: $514 million, up $411 million ▪ Reduced principal debt by $171 million; Gross leverage of 1.9x ▪ EPS of $0.32 up $0.35; Non-GAAP of EPS: $0.46, up $0.36 ▪ Cash, cash equivalents and marketable securities: $1.16 billion 2017 2018 1. See Appendices for GAAP to Non-GAAP reconciliation. | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

FINANCIAL SUMMARY Q4 2018(1) ▪ Revenue of $1.42 billion, up 6% y/y primarily driven by Computing and Graphics segment ▪ Computing and Graphics segment revenue of $986 million, up 9% y/y, up 5% q/q ▪ Enterprise, Embedded and Semi-Custom (EESC) segment revenue of $433 million, flat y/y, down 39% q/q ▪ EPYC processor unit shipments more than doubled q/q; delivered record datacenter GPU revenue ▪ Approximately 65% of sales came from new products launched in 2017 and 2018 ▪ Gross margin of 38%, up 4 percentage points y/y; Non-GAAP gross margin of 41% up 7 percentage points y/y; improvements y/y primarily driven by Ryzen and EPYC processor sales ▪ Q4 2018 gross margin included a $45M write-down of older technology licenses ▪ Net Income of $38 million, up $57 million y/y; Non-GAAP net income of $87 million, up $79 million y/y ▪ EPS of $0.04, up $0.06 y/y; Non-GAAP EPS of $0.08, up $0.07 y/y ▪ Reduced principal debt by $60 million during the quarter 1. See Appendices for GAAP to Non-GAAP reconciliation. | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

COMPUTING AND GRAPHICS Q4 2018 ▪ Revenue of $986 million, up 9% y/y and 5% q/q driven by strong sales of Ryzen processors ▪ Operating income of $115 million: ▪ Up $82 million y/y primarily driven by the ramp of Ryzen processors ▪ Up $15 million q/q primarily driven by Ryzen processors and datacenter GPUs ▪ Client ASP up y/y and q/q driven by Ryzen processors sales ▪ GPU ASP up y/y and q/q primarily due to higher datacenter GPU sales ▪ 8th straight quarter of y/y Computing and Graphics segment revenue growth ▪ Sales of Ryzen processors and record datacenter GPUs offset lower GPU sales ▪ Client processor unit shipments grew by more than 50% y/y; Ryzen represented over 80% of client sales; highest client computing revenue in more than 4 years ▪ Began shipping 7nm Radeon InstinctTM GPU accelerators | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

ENTERPRISE, EMBEDDED AND SEMI-CUSTOM Q4 2018 ▪ Revenue of $433 million, flat y/y and seasonally down 39% q/q driven by lower-semi- custom sales, as expected ▪ Operating loss of $6 million: ▪ A $7 million improvement y/y primarily due to higher EPYC datacenter processor revenue, partially offset by lower semi-custom revenue and continued engineering and go-to-market investments in the server business ▪ Down $92 million q/q on seasonally lower semi-custom sales, partially offset by higher EPYC datacenter processor revenue ▪ EPYC processor unit shipments more than doubled on a q/q basis ▪ AWS announced new versions of EC2 computing instances powered by EPYC processors ▪ Microsoft Azure announced general availability of EPYC-based storage instances ▪ Customer interest in next generation “Rome” server processor remains high; on track to launch mid-2019 | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

REVENUE TREND ($ IN MILLIONS) $1,756 $1,647 $1,653 $1,584 +6% y/y $1,419 $1,340 $1,178 $1,151 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Revenue up 6% y/y driven by the Computing and Graphics segment | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

GROSS MARGIN(1) TREND (AS A PERCENTAGE OF REVENUE, GAAP AND NON-GAAP)(2) +7pp y/y (Non-GAAP) +4pp y/y (GAAP) 40% 41% 38% 36% 36% 37% 34% 34% 32% Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q4'18 Y/Y improvement primarily driven by Ryzen and EPYC processor sales 1. Gross margin for both GAAP and Non-GAAP are the same for all periods except as indicated for Q4 2018. 2. See Appendices for GAAP to Non-GAAP reconciliation. | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

EARNINGS PER SHARE TREND (GAAP) $0.11 $0.08 $0.09 +$0.06 y/y $0.06 $0.04 $(0.04) $(0.04) $(0.02) Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Growth of $0.06 y/y driven by higher revenue and gross margin expansion | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

EARNINGS PER SHARE TREND (NON-GAAP)(1) $0.14 $0.13 +$0.07 y/y $0.11 $0.09 $0.08 $0.01 $0.00 $(0.01) Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Growth of $0.07 y/y driven by higher revenue and gross margin expansion 1. See Appendices for GAAP to Non-GAAP reconciliation. | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

2018 ANNUAL SUMMARY P&L – GAAP 2018 2017 Y/Y Revenue $6,475M $5,253M Up 23% Gross Margin $2,447M $1,787M Up $660M Gross Margin % 38% 34% Up 4pp Operating Expenses $1,996M $1,712M Up $284M Operating Expense/Revenue % 31% 33% Down 2pp Operating Income $451M $127M Up $324M Net Income (Loss) $337M $(33M) Up $370M Earnings (Loss) Per Share(1) $0.32 $(0.03) Up $0.35 Strong revenue and profit growth 1. See Appendices for share count reference. | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

2018 ANNUAL SUMMARY P&L – NON-GAAP(1) 2018 2017 Y/Y Revenue $6,475M $5,253M Up 23% Gross Margin $2,496M $1,789M Up $707M Gross Margin % 39% 34% Up 5pp Operating Expenses $1,863M $1,617M Up $246M Operating Expense/Revenue % 29% 31% Down 2pp Operating Income $633M $224M Up $409M Net Income $514M $103M Up $411M Earnings Per Share(1) $0.46 $0.10 Up $0.36 Significant increase in gross margin 1. See Appendices for GAAP to Non-GAAP reconciliation and references for share count. | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

Q4 2018 SUMMARY P&L – GAAP Q4 2018 Q4 2017 Y/Y Q3 2018 Q/Q Revenue $1,419M $1,340M Up 6% $1,653 M Down 14% Gross Margin $537M $452M Up $85M $661M Down $124M Gross Margin % 38% 34% Up 4pp 40% Down 2pp Operating Expenses $509M $454M Up $55M $511M Down $2M Operating Expense/Revenue % 36% 34% Up 2pp 31% Up 5pp Operating Income (Loss) $28M $(2)M Up $30M $150M Down $122M Net Income (Loss) $38M $(19)M Up $57M $102M Down $64M Earnings (Loss) Per Share(1) $0.04 $(0.02) Up $0.06 $0.09 Down $0.05 Improved gross margin and profitability y/y 1. See Appendices for share count reference. | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

Q4 2018 SUMMARY P&L – NON-GAAP(1) Q4 2018 Q4 2017 Y/Y Q3 2018 Q/Q Revenue $1,419M $1,340M Up 6% $1,653M Down 14% Gross Margin $583M $452M Up $131M $662M Down $79M Gross Margin % 41% 34% Up 7pp 40% Up 1pp Operating Expenses $474M $433M Up $41M $476M Down $2M Operating Expense/Revenue % 33% 32% Up 1pp 29% Up 4pp Operating Income $109M $19M Up $90M $186M Down $77M Net Income $87M $8M Up $79M $150M Down $63M Earnings Per Share(1) $0.08 $0.01 Up $0.07 $0.13 Down $0.05 Improved gross margin and profitability y/y 1. See Appendices for GAAP to Non-GAAP reconciliation and references for share count. | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

Q4 AND FY 2018 SEGMENT RESULTS

	Q4 2018	Q4 2017	Y/Y	Q3 2018	Q/Q	2018	2017	Y/Y
Computing and Graphics								
Net Revenue	$986M	$908M	Up 9%	$938M	Up 5%	$4,125M	$2,977M	Up 39%
Operating Income	$115M	$33M	Up $82M	$100M	Up $15M	$470M	$92M	Up $378M
Enterprise, Embedded and Semi-Custom								
Net Revenue	$433M	$432M	Flat	$715M	Down 39%	$2,350M	$2,276M	Up 3%
Operating Income (Loss)	$(6)M	$(13)M	Up $7M	$86M	Down $92M	$163M	$132M	Up $31M
All Other Category								
Operating Income (Loss)	$(81)M	$(22)M	Down $59M	$(36)M	Down $45M	$(182)M	$(97)M	Down $85M
TOTAL								
Net Revenue	$1,419M	$1,340M	Up 6%	$1,653M	Down 14%	$6,475M	$5,253M	Up 23%
Operating Income (Loss)	$28M	$(2)M	Up $30M	$150M	Down $122M	$451M	$127M	Up $324M

17 | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

AMD

2018 SUMMARY BALANCE SHEET ITEMS Q4 2018 Q4 2017 Y/Y Q3 2018 Q/Q Cash, Cash Equivalents & $1,156M $1,185M Down $29M $1,056M Up $100M Marketable Securities Accounts Receivable, Net $1,235M $454M Up $781 $1,207M Up $28M Inventories, Net $845M $694M Up $151M $738M Up $107M Total Debt (principal amount)(1) $1,528M $1,699M Down $171M $1,588M Down $60M Total Debt, Net(1) $1,250M $1,395M Down $145M $1,303M Down $53M Accounts receivable increase due to timing of collections; Inventory higher due to new products; Focused debt reduction activities throughout 2018 1. See Appendices for Total Debt reconciliation. | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

TOTAL CASH BALANCE(1) ($ IN MILLIONS) $1,185 $1,156 $1,045 $1,056 $943 $983 $844 $879 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Total cash balance above $1 billion 1. Cash, cash equivalents and marketable securities | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

ADJUSTED EBITDA TREND ($ IN MILLIONS, CALCULATED AS TRAILING TWELVE MONTHS)(1) $803 $709 $666 $496 $368 $176 Q4'16 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Business and financial strength driving strong increase in adjusted EBITDA 1. See Appendices for reconciliation. | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

DEBT TREND (PRINCIPAL AMOUNT, $ IN MILLIONS, GROSS LEVERAGE TREND)(1,2) $1,767 $1,699 $1,686 $1,685 10.0x $1,588 $1,528 4.6x 3.4x 2.5x 2.2x 1.9x Q4'16 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Gross leverage reduced below 2.0x 1. See Appendices for reconciliation to Total Debt . 2. Leverage = Current + long-term debt divided by trailing 12 months adjusted EBITDA. | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

WAFER SUPPLY AGREEMENT UPDATE ▪ AMD announced today it has entered into a seventh amendment to its wafer supply agreement with GLOBALFOUNDRIES, Inc. ▪ Full flexibility for wafer purchases from any foundry at the 7nm node and beyond without any one-time payments or royalties ▪ GLOBALFOUNDRIES continues to be a long-term strategic partner for AMD at the 12nm node and above ▪ Purchase commitments and pricing at 12nm and above are established for 2019 through 2021 | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

Q1 2019 AND FY 2019 FINANCIAL OUTLOOK – NON GAAP[1]

	Q1 2019	FY 2019
Revenue	$1.25 Billion +/- $50 Million	Up high single digit percentage y/y
Gross Margin %	~41%	>41%
Licensing Gain	$60 Million	$60 Million
Operating Expenses Operating Expenses/Revenue %	~$480 Million	~29%
Interest Expense, Taxes and Other	~$25 Million	-
Taxes	-	~4% of pre-tax Income
Diluted Share Count[2]	~1.185 Billion	~1.197 Billion

Q1'19 revenue expected to decrease ~12 q/q and 24% y/y. The q/q decrease is primarily driven by continued softness in the graphics channel and seasonality across the business. The y/y decrease is primarily driven by lower graphics sales due to excess channel inventory, the absence of blockchain related GPU revenue and lower memory sales. Semi-custom revenue is expected to be lower y/y while AMD Ryzen, EPYC and Radeon datacenter GPU sales are expected to increase.
Full year 2019 revenue expected to grow driven by Ryzen, EPYC and Radeon datacenter GPU sales and ramp of 7nm products.

1. These are forward looking statements. See Cautionary Statement on Slide 2. AMD's outlook statements are based on current expectations as of January 29, 2019. AMD undertakes no intent or obligation to publicly update or revise its outlook statements whether as a result of new information, future events or otherwise, except to the extent that disclosure may be required by law.
2. See Slide 31 for Diluted Share Count overview.

23 | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

AMD

2018 SUMMARY ANNUAL REVENUE GROSS MARGIN HIGHEST ON TRACK TO GROWTH OF 23%, UP 4 PP Y/Y; PROFITABILTY IN LONG-TERM UP MORE THAN NON-GAAP(1) UP 5 PP Y/Y 7 YEARS FINANCIAL MODEL $1.2 BILLION 1. See Appendices for GAAP to Non-GAAP reconciliation. | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

R E D E F I N I N G HIGH PERFORMANCE COMPUTING | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

INVESTOR RELATIONS CONTACTS Laura Graves, Corporate Vice President Phone: 408-749-5467 Email: laura.graves@amd.com Jason Schmidt, IR Director Phone: 408-749-6688 Email: jason.schmidt@amd.com Janice Oh, Sr. IR Analyst Phone: 408-749-2113 Email: Janice.oh@amd.com | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

APPENDICES Reconciliation of GAAP to Non-GAAP Gross Margin (Millions) Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 2017 2018 GAAP gross margin $ 378 $ 386 $ 571 $ 452 $ 597 $ 652 $ 661 $ 537 $ 1,787 $ 2,447 GAAP gross margin % 32% 34% 36% 34% 36% 37% 40% 38% 34% 38% Impairment of technology licenses — — — — — — — 45 — 45 Stock-based compensation — 1 1 — 1 1 1 1 2 4 Non-GAAP gross margin $ 378 $ 387 $ 572 $ 452 $ 598 $ 653 $ 662 $ 583 $ 1,789 $ 2,496 Non-GAAP gross margin % 32% 34% 36% 34% 36% 37% 40% 41% 34% 39% Reconciliation of GAAP to Non-GAAP Operating Expenses (Millions) Q4'18 Q4'17 Q3'18 2018 2017 GAAP operating expenses $ 509 $ 454 $ 511 $ 1,996 $ 1,712 Stock-based compensation 35 21 35 133 95 Non-GAAP operating expenses $ 474 $ 433 $ 476 $ 1,863 $ 1,617 27 |AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

APPENDICES Reconciliation of GAAP Operating Income (loss) to Non-GAAP Operating Income (Millions) Q4'18 Q4'17 Q3'18 2018 2017 GAAP operating income (loss) $ 28 $ (2) $ 150 $ 451 $ 127 Impairment of technology licenses 45 — — 45 — Stock-based compensation 36 21 36 137 97 Non-GAAP operating income 109 19 186 633 224 Non-GAAP operating margin percentage 8% 1% 11% 10% 4% Reconciliation of Adjusted EBITDA (Calculated as Trailing Twelve Months) (Millions) Q4'16 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 GAAP operating income (loss) $ (373) $ 127 $ 236 $ 390 $ 421 $ 451 Impairment of technology licenses — — — — — 45 Stock-based compensation 86 97 106 115 122 137 Depreciation and amortization 133 144 154 161 166 170 Restructuring and other special charges, net (10) — — — — — Charge related to the sixth amendment to the WSA with GF 340 — — — — — Adjusted EBITDA $ 176 $ 368 $ 496 $ 666 $ 709 $ 803 28 |AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

APPENDICES

Reconciliation of GAAP to Non-GAAP Net Income (Loss) / Earnings (Loss) Per Share

(Millions, except per share data)	Q1'17		Q2'17		Q3'17		Q4'17		Q1'18		Q2'18		Q3'18		Q4'18	
GAAP net income (loss) / earnings (loss) per share	$ (33)	$(0.04)	$ (42)	$(0.04)	$ 61	$ 0.06	$ (19)	$(0.02)	$ 81	$ 0.08	$ 116	$ 0.11	$ 102	$ 0.09	$ 38	$ 0.04
Loss on debt redemption	4	—	3	—	2	—	3	—	1	—	—	—	6	—	5	—
Non-cash interest expense related to convertible debt	6	0.01	5	0.01	6	0.01	5	—	6	—	6	—	6	0.01	6	0.01
Stock-based compensation	23	0.02	24	0.02	29	0.02	21	0.02	32	0.03	33	0.03	36	0.03	36	0.03
Gain on sale of 85% of ATMP	—	—	—	—	—	—	(3)	—	—	—	—	—	—	—	—	—
Tax provision related to sale of 85% of ATMP JV	—	—	—	—	—	—	1	—	—	—	—	—	—	—	—	—
Impairment of technology licenses	—	—	—	—	—	—	—	—	—	—	—	—	—	—	45	0.04
Equity loss in investee	2	—	3	—	2	—	—	—	1	—	1	—	—	—	—	—
Withholding tax refund including interest	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(43)	$(0.04)
Non-GAAP net income (loss) / earnings (loss) per share	$ 2	$ —	$ (7)	$(0.01)	$ 100	$ 0.09	$ 8	$ 0.01	$ 121	$ 0.11	$ 156	$ 0.14	$ 150	$ 0.13	$ 87	$ 0.08
Shares used and net income adjustment in earnings (loss) per share calculation																
Shares used in per share calculation (GAAP) [1]		939		945		1,042		965		1,039		1,147		1,076		1,079
Interest expense add-back to GAAP net income	$	—	$	—	$	—	$	—	$	—	$	11	$	—	$	—
Shares used in per share calculation (Non-GAAP)		1,031		945		1,143		1,037		1,040		1,147		1,177		1,180
Interest expense add-back to Non-GAAP net income [2]	$	—	$	—	$	5	$	—	$	4	$	5	$	4	$	5

[1] Q1'17, Q2'17 and Q4'17 GAAP net loss per share are calculated using basic shares.

[2] Q1'17, Q2'17 and Q4'17 do not include 100.6 million shares related to the conversion of the Company's 2026 Convertible Notes and the interest expense add-back to Non-GAAP net income because their inclusion would have been anti-dilutive under the "if-converted" method.

29 | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

APPENDICES Reconciliation of GAAP to Non-GAAP Net Income (Loss) / Earnings (Loss) Per Share (Millions, except per share data) 2017 2018 GAAP net income (loss) / earnings (loss) per share $ (33) $ (0.03) $ 337 $ 0.32 Loss on debt redemption 12 0.01 12 0.01 Non-cash interest expense related to convertible debt 22 0.02 24 0.02 Stock-based compensation 97 0.09 137 0.11 Gain on sale of 85% of ATMP (3) — — — Tax provision related to sale of 85% of ATMP JV 1 — — — Impairment of technology licenses — — 45 0.04 Equity loss in investee 7 0.01 2 — Withholding tax refund including interest — — (43) (0.04) Non-GAAP net income / earnings per share $ 103 $ 0.10 $ 514 $ 0.46 Shares used and net income adjustment in earnings (loss) per share calculation Shares used in per share calculation (GAAP) (1) 952 1,064 Interest expense add-back to GAAP net income $ — $ — Shares used in per share calculation (Non-GAAP) 1,039 1,165 Interest expense add-back to Non-GAAP net income (2) $ — $ 18 (1) 2017 GAAP net loss per share is calculated using basic shares. (2) 2017 does not include 100.6 million shares related to the conversion of the Company’s 2026 Convertible Notes and the interest expense add-back to Non-GAAP net income because their inclusion would have been anti-dilutive under the "if- converted' method. 30 |AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

APPENDICES

Share Count Overview

Shares (millions) [3]	Q4'18 Actual	Q3'18 Actual	FY'18 Actual	Q1'19 Estimate	FY'19 Estimate
Basic Shares	1,002	987	982	1,007	1,021
Dilutive impacts from:					
Employee Equity Grants [1]	23	34	33	23	20
75 million share Warrant [1]	54	55	49	54	55
Diluted Shares (without 2026 Convertible Notes)	1,079	1,076	1,064	1,084	1,096
2026 Convertible Notes [2]	100.6	100.6	100.6	100.6	100.6
Diluted Shares (with 2026 Convertible Notes)	1,180	1,177	1,165	1,185	1,197

Moving forward, assuming positive earnings per share, there are potential factors that may impact AMD's diluted share count, including:

- The 2.125% Convertible Senior Notes due 2026 (2026 Convertible Notes) which have cash and non-cash interest expense components. There are 100.6 million shares underlying the 2026 Convertible Notes
- The warrant to purchase 75 million shares (Warrant) granted in 2016 to a Mubadala entity, in consideration for rights under the sixth amendment to our Wafer Supply Agreement with GLOBALFOUNDRIES, and
- On-going employee equity grants.

The table above provides an estimate of shares that may be used when calculating GAAP and non-GAAP diluted earnings per share for Q1`19 and FY'19.

(1) The dilutive impact from the Warrant and employee equity grants are based on the Treasury Stock method and is dependent upon the average stock price during the period. Q4'18 and Q3'18 average quarterly stock price was $21.67 and $22.57. Q4'18 average quarterly stock price was assumed for Q1'19 average quarterly stock price estimate. FY'18 average annual stock price was $17.21, which was assumed for FY'19 average annual stock price estimate.

(2) The dilutive impact from the 2026 Convertible Notes is based on the If-Converted method, where the interest costs associated with the 2026 Convertible Notes are added back to the Net Income and the 100.6 million shares underlying the 2026 Convertible Notes are assumed to be converted and are added to the share count. The impact from the 2026 Convertible Notes, if dilutive, is included in diluted EPS calculation. For the GAAP computation, the add-back to net income includes cash and non-cash interest expense, while only the cash interest expense is added back to non-GAAP net income

(3) Share counts are weighted average shares.

31 |AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

APPENDICES Total Debt (Net) (Millions) Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 6.75% Senior Notes due 2019 $ 196 $ 191 $ 191 $ 191 $ 166 $ 153 $ 153 $ 66 $ 66 7.50% Senior Notes due 2022 350 347 347 347 347 347 347 337 337 7.00% Senior Notes due 2024 416 390 350 324 311 311 310 310 250 2.125% Convertible Senior Notes due 2026 805 805 805 805 805 805 805 805 805 Borrowings from secured revolving line of credit, net — — 42 70 70 70 70 70 70 Total Debt (principal amount) $ 1,767 $ 1,733 $ 1,735 $ 1,737 $ 1,699 $ 1,686 $ 1,685 $ 1,588 $ 1,528 Unamortized debt discount associated with 2.125% Convertible Senior Notes due 2026 (308) (302) (297) (291) (286) (280) (274) (268) (262) Unamortized debt issuance costs (25) (24) (22) (21) (19) (19) (18) (17) (16) Other 1 1 1 1 1 1 — — — Total Debt (net) $ 1,435 $ 1,408 $ 1,417 $ 1,426 $ 1,395 $ 1,388 $ 1,393 $ 1,303 $ 1,250 32 |AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019

DISCLAIMERS AND ATTRIBUTIONS The information contained herein is for informational purposes only, and is subject to change without notice. Timelines, roadmaps, and/or product release dates shown in these slides are plans only and subject to change. “Polaris”, “Vega”, “Radeon Vega”, “Navi”, “Zen” and “Naples” are codenames for AMD architectures, and are not product names. While every precaution has been taken in the preparation of this document, it may contain technical inaccuracies, omissions and typographical errors, and AMD is under no obligation to update or otherwise correct this information. Advanced Micro Devices, Inc. makes no representations or warranties with respect to the accuracy or completeness of the contents of this document, and assumes no liability of any kind, including the implied warranties of non-infringement, merchantability or fitness for particular purposes, with respect to the operation or use of AMD hardware, software or other products described herein. No license, including implied or arising by estoppel, to any intellectual property rights is granted by this document. Terms and limitations applicable to the purchase or use of AMD’s products are as set forth in a signed agreement between the parties or in AMD's Standard Terms and Conditions of Sale. ©2019 Advanced Micro Devices, Inc. All rights reserved. AMD, the AMD Arrow logo, Radeon, Ryzen, and combinations thereof are trademarks of Advanced Micro Devices, Inc. Other product names used in this presentation are for identification purposes only and may be trademarks of their respective companies. | AMD Q4 AND FY 2018 FINANCIAL RESULTS | JANUARY 29, 2019